AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)

	Three Months Ended
	January 31, 2018
	As Previously Reported	Pension Adjustment	As Adjusted

Net revenue	$1,211		$1,211

Costs and expenses:
Cost of products and services	538	3	541
Research and development	93	1	94
Selling, general and administrative	341	6	347
Total costs and expenses	972		982

Income from operations	239		229

Interest income	9		9
Interest expense	(20)		(20)
Other income (expense), net	5	10	15

Income before taxes	233		233

Provision for income taxes	553		553

Net loss	$(320)		$(320)

Net loss per share:
Basic	$(0.99)		$(0.99)
Diluted	$(0.99)		$(0.99)

Weighted average shares used in computing net loss per share:
Basic	323		323
Diluted	323		323

Cash dividends declared per common share	$0.149		$0.149

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)

	Three Months Ended			Six Months Ended
	April 30, 2018			April 30, 2018
	As Previously Reported	Pension Adjustment	As Adjusted	As Previously Reported	Pension Adjustment	As Adjusted

Net revenue	$1,206		$1,206	$2,417		$2,417

Costs and expenses:
Cost of products and services	562	1	563	1,100	4	1,104
Research and development	91	1	92	184	2	186
Selling, general and administrative	338	3	341	679	9	688
Total costs and expenses	991		996	1,963		1,978

Income from operations	215		210	454		439

Interest income	10		10	19		19
Interest expense	(19)		(19)	(39)		(39)
Other income (expense), net	21	5	26	26	15	41

Income before taxes	227		227	460		460

Provision for income taxes	22		22	575		575

Net income (loss)	$205		$205	$(115)		$(115)

Net income (loss) per share:
Basic	$0.64		$0.64	$(0.36)		$(0.36)
Diluted	$0.63		$0.63	$(0.36)		$(0.36)

Weighted average shares used in computing net income (loss) per share:
Basic	322		322	323		323
Diluted	326		326	323		323

Cash dividends declared per common share	$0.149		$0.149	$0.298		$0.298

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)

	Three Months Ended			Nine Months Ended
	July 31, 2018			July 31, 2018
	As Previously Reported	Pension Adjustment	As Adjusted	As Previously Reported	Pension Adjustment	As Adjusted

Net revenue	$1,203		$1,203	$3,620		$3,620

Costs and expenses:
Cost of products and services	542	2	544	1,642	6	1,648
Research and development	97	—	97	281	2	283
Selling, general and administrative	339	2	341	1,018	11	1,029
Total costs and expenses	978		982	2,941		2,960

Income from operations	225		221	679		660

Interest income	9		9	28		28
Interest expense	(18)		(18)	(57)		(57)
Other income (expense), net	26	4	30	52	19	71

Income before taxes	242		242	702		702

Provision for income taxes	6		6	581		581

Net income	$236		$236	$121		$121

Net income per share:
Basic	$0.74		$0.74	$0.38		$0.38
Diluted	$0.73		$0.73	$0.37		$0.37

Weighted average shares used in computing net income per share:
Basic	320		320	322		322
Diluted	324		324	326		326

Cash dividends declared per common share	$0.149		$0.149	$0.447		$0.447

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)

	Three Months Ended			Year Ended
	October 31, 2018			October 31, 2018
	As Previously Reported	Pension Adjustment	As Adjusted	As Previously Reported	Pension Adjustment	As Adjusted

Net revenue	$1,294		$1,294	$4,914		$4,914

Costs and expenses:
Cost of products and services	585	1	586	2,227	7	2,234
Research and development	104	—	104	385	2	387
Selling, general and administrative	356	4	360	1,374	15	1,389
Total costs and expenses	1,045		1,050	3,986		4,010

Income from operations	249		244	928		904

Interest income	10		10	38		38
Interest expense	(18)		(18)	(75)		(75)
Other income (expense), net	3	5	8	55	24	79

Income before taxes	244		244	946		946

Provision for income taxes	49		49	630		630

Net income	$195		$195	$316		$316

Net income per share:
Basic	$0.61		$0.61	$0.98		$0.98
Diluted	$0.61		$0.61	$0.97		$0.97

Weighted average shares used in computing net income per share:
Basic	319		319	321		321
Diluted	322		322	325		325

Cash dividends declared per common share	$0.149		$0.149	$0.596		$0.596

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)

	Three Months Ended
	January 31, 2017
	As Previously Reported	Pension Adjustment	As Adjusted

Net revenue	$1,067		$1,067

Costs and expenses:
Cost of products and services	493	10	503
Research and development	79	3	82
Selling, general and administrative	289	19	308
Total costs and expenses	861		893

Income from operations	206		174

Interest income	4		4
Interest expense	(20)		(20)
Other income (expense), net	3	32	35

Income before taxes	193		193

Provision for income taxes	25		25

Net income	$168		$168

Net income per share:
Basic	$0.52		$0.52
Diluted	$0.52		$0.52

Weighted average shares used in computing net income per share:
Basic	322		322
Diluted	326		326

Cash dividends declared per common share	$0.132		$0.132

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)

	Three Months Ended			Six Months Ended
	April 30, 2017			April 30, 2017
	As Previously Reported	Pension Adjustment	As Adjusted	As Previously Reported	Pension Adjustment	As Adjusted

Net revenue	$1,102		$1,102	$2,169		$2,169

Costs and expenses:
Cost of products and services	510	—	510	1,003	10	1,013
Research and development	84	—	84	163	3	166
Selling, general and administrative	307	1	308	596	20	616
Total costs and expenses	901		902	1,762		1,795

Income from operations	201		200	407		374

Interest income	5		5	9		9
Interest expense	(20)		(20)	(40)		(40)
Other income (expense), net	5	1	6	8	33	41

Income before taxes	191		191	384		384

Provision for income taxes	27		27	52		52

Net income	$164		$164	$332		$332

Net income per share:
Basic	$0.51		$0.51	$1.03		$1.03
Diluted	$0.50		$0.50	$1.02		$1.02

Weighted average shares used in computing net income per share:
Basic	321		321	322		322
Diluted	325		325	325		325

Cash dividends declared per common share	$0.132		$0.132	$0.264		$0.264

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)

	Three Months Ended			Nine Months Ended
	July 31, 2017			July 31, 2017
	As Previously Reported	Pension Adjustment	As Adjusted	As Previously Reported	Pension Adjustment	As Adjusted

Net revenue	$1,114		$1,114	$3,283		$3,283

Costs and expenses:
Cost of products and services	518	—	518	1,521	10	1,531
Research and development	87	(1)	86	250	2	252
Selling, general and administrative	308	1	309	904	21	925
Total costs and expenses	913		913	2,675		2,708

Income from operations	201		201	608		575

Interest income	6		6	15		15
Interest expense	(19)		(19)	(59)		(59)
Other income (expense), net	5		5	13	33	46

Income before taxes	193		193	577		577

Provision for income taxes	18		18	70		70

Net income	$175		$175	$507		$507

Net income per share:
Basic	$0.55		$0.55	$1.57		$1.57
Diluted	$0.54		$0.54	$1.56		$1.56

Weighted average shares used in computing net income per share:
Basic	321		321	322		322
Diluted	326		326	325		325

Cash dividends declared per common share	$0.132		$0.132	$0.396		$0.396

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)

	Three Months Ended			Year Ended
	October 31, 2017			October 31, 2017
	As Previously Reported	Pension Adjustment	As Adjusted	As Previously Reported	Pension Adjustment	As Adjusted

Net revenue	$1,189		$1,189	$4,472		$4,472

Costs and expenses:
Cost of products and services	542	—	542	2,063	10	2,073
Research and development	89	—	89	339	2	341
Selling, general and administrative	325	1	326	1,229	22	1,251
Total costs and expenses	956		957	3,631		3,665

Income from operations	233		232	841		807

Interest income	7		7	22		22
Interest expense	(20)		(20)	(79)		(79)
Other income (expense), net	6	1	7	19	34	53

Income before taxes	226		226	803		803

Provision for income taxes	49		49	119		119

Net income	$177		$177	$684		$684

Net income per share:
Basic	$0.55		$0.55	$2.12		$2.12
Diluted	$0.54		$0.54	$2.10		$2.10

Weighted average shares used in computing net income per share:
Basic	322		322	322		322
Diluted	326		326	326		326

Cash dividends declared per common share	$0.132		$0.132	$0.528		$0.528

AGILENT TECHNOLOGIES, INC.
LIFE SCIENCES AND APPLIED MARKETS SEGMENT
(Unaudited)

All periods below were revised to include the impact of the adoption of ASU 2017-07.

(In millions, except margins data)	2018
	Q1	Q2	Q3	Q4	Total

Gross margin %	62.1%	59.7%	61.3%	62.1%	61.3%

Research and development expenses	$54	$54	$54	$58	$220

Selling, general and administrative expenses	$162	$154	$155	$159	$630

Income from operations	$154	$113	$122	$154	$543

Operating margin %	25.9%	21.0%	22.7%	25.7%	23.9%

	2017
	Q1	Q2	Q3	Q4	Total

Gross margin %	59.9%	60.2%	60.0%	61.2%	60.3%

Research and development expenses	$48	$50	$50	$51	$199

Selling, general and administrative expenses	$141	$145	$147	$154	$587

Income from operations	$123	$106	$109	$132	$470

Operating margin %	23.6%	21.3%	21.5%	23.9%	22.6%

Income from operations reflect the results of our reportable segments under Agilent's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, asset impairments, charges related to amortization of intangibles, business exit and divestiture costs, transformational initiatives, acquisition and integration costs, NASD site costs, and special compliance costs.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

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AGILENT TECHNOLOGIES, INC.
DIAGNOSTICS AND GENOMICS SEGMENT
(Unaudited)

All periods below were revised to include the impact of the adoption of ASU 2017-07.

(In millions, except margins data)	2018
	Q1	Q2	Q3	Q4	Total

Gross margin %	54.2%	54.8%	56.8%	59.0%	56.3%

Research and development expenses	$25	$24	$30	$30	$109

Selling, general and administrative expenses	$63	$61	$62	$63	$249

Income from operations	$24	$48	$43	$58	$173

Operating margin %	11.7%	19.9%	18.0%	22.7%	18.4%

	2017
	Q1	Q2	Q3	Q4	Total

Gross margin %	54.6%	57.5%	52.8%	55.6%	55.2%

Research and development expenses	$21	$21	$24	$23	$89

Selling, general and administrative expenses	$52	$55	$54	$57	$218

Income from operations	$27	$53	$37	$50	$167

Operating margin %	14.7%	23.7%	17.0%	21.3%	19.4%

Income from operations reflect the results of our reportable segments under Agilent's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, asset impairments, charges related to amortization of intangibles, business exit and divestiture costs, transformational initiatives, acquisition and integration costs, NASD site costs, and special compliance costs.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

10

AGILENT TECHNOLOGIES, INC.
AGILENT CROSSLAB SEGMENT
(Unaudited)

All periods below were revised to include the impact of the adoption of ASU 2017-07.

(In millions, except margins data)	2018
	Q1	Q2	Q3	Q4	Total

Gross margin %	50.4%	50.0%	50.1%	51.0%	50.4%

Research and development expenses	$14	$14	$13	$15	$56

Selling, general and administrative expenses	$105	$103	$102	$103	$413

Income from operations	$87	$96	$98	$107	$388

Operating margin %	21.2%	22.5%	23.1%	24.2%	22.8%

	2017
	Q1	Q2	Q3	Q4	Total

Gross margin %	48.5%	49.6%	49.9%	49.6%	49.4%

Research and development expenses	$12	$12	$12	$14	$50

Selling, general and administrative expenses	$91	$94	$91	$95	$371

Income from operations	$73	$81	$90	$92	$336

Operating margin %	20.1%	21.5%	23.2%	22.7%	21.9%

Income from operations reflect the results of our reportable segments under Agilent's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, asset impairments, charges related to amortization of intangibles, business exit and divestiture costs, transformational initiatives, acquisition and integration costs, NASD site costs, and special compliance costs.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

11